Exhibit 99.2

ALLIANT TECHSYSTEMS INC.

8½% Senior Subordinated Securities Due 2011

NINTH SUPPLEMENTAL INDENTURE

Dated as of March 14, 2006

with respect to the

INDENTURE

Dated as of May 14, 2001

BNY MIDWEST TRUST COMPANY,
as Trustee

NINTH SUPPLEMENTAL INDENTURE dated as of March 14, 2006 (this “Supplemental Indenture”) among ALLIANT TECHSYSTEMS INC., a Delaware corporation (the “Company”), the subsidiary guarantors named on the signature page hereto, and BNY MIDWEST TRUST COMPANY, an Illinois trust company, as trustee (the “Trustee”), for the securities issued under the Indenture dated as of May 14, 2001 (as amended and supplemented, the “Indenture”), between the Company, the Subsidiary Guarantors named therein, and the Trustee.

RECITALS

A.           Pursuant to and in accordance with the terms of the Indenture, the Company established and issued a series of securities, entitled the 8 1/2% Senior Subordinated Securities due 2011 (the “Securities”).

B.             Pursuant to and in accordance with Section 9.02 of the Indenture, the Company has obtained, on the date hereof, the written consent of the holders of the Securities representing not less than a majority in aggregate principal amount of the outstanding Securities to the amendments to the Indenture set forth in this Supplemental Indenture.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

AGREEMENTS

SECTION 1.  Defined Terms.  Terms defined in the Indenture and not otherwise defined herein are used herein as therein defined.

SECTION 2.  Amendments to Indenture.  The following amendments will become effective upon the Company’s delivery of a written notice to the Trustee confirming the Company’s acceptance of a majority in aggregate principal amount of the outstanding Securities tendered and not validly withdrawn pursuant to the Company’s Offer to Purchase and Consent Solicitation Statement dated March 1, 2006.

(a)                                  The definition of “UNRESTRICTED SUBSIDIARY” in Section 1.01 of the Indenture shall be amended by deleting the text of such definition in its entirety and replacing it with the following text:

“UNRESTRICTED SUBSIDIARY”  means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution.

Any designation of a Subsidiary of the Company as an Unrestricted Subsidiary shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation.  The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary.

(b)                                 The following Sections (or Subsections, as applicable) of the Indenture, and any corresponding provisions in the Securities, hereby are deleted in their entirety and replaced with “Intentionally Omitted,” and all references made thereto throughout the Indenture and the Securities hereby are deleted in their entirety:

Existing Section or Subsection Number	Caption
Section 4.02	SEC Reports
Section 4.03	Limitation of Indebtedness
Section 4.04	Limitation on Restricted Payments
Section 4.05	Limitation on Restrictions on Distributions from Restricted Subsidiaries
Section 4.06	Limitation on Sales of Assets and Subsidiary Stock
Section 4.07	Limitation on Transactions with Affiliates
Section 4.08	Change of Control
Section 4.09	Compliance Certificate
Section 4.10	Further Instruments and Acts
Section 4.11	Future Subsidiary Guarantors
Section 4.12	Limitation on Lines of Business
Section 4.13	Limitation on the Sale or Issuance of Capital Stock of Restricted Subsidiaries
Section 9.07	Payment for Consent

(c)                                  Section 5.01 of the Indenture shall be amended by deleting the text of such Section in its entirety and replacing it with the following text:

(a)                                  WHEN COMPANY MAY MERGE OR TRANSFER ASSETS.  The Company shall not consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless:

(i)                                     the resulting, surviving or transferee Person (the “Successor Company”) shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by a supplemental indenture hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

(ii)                                  immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default shall have occurred and be continuing;

(iii)                               [Intentionally Omitted];

(iv)                              [Intentionally Omitted];

(v)                                 the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture; and

(vi)                              [Intentionally Omitted].

The Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease of all or substantially all its assets shall not be released from the obligation to pay the principal of and interest on the Securities.

(b)                                 The Company shall not permit any Subsidiary Guarantor to consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its assets to any Person unless:  (i) the resulting, surviving or transferee Person (the “Successor Guarantor”) will be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such Person (if not such Subsidiary Guarantor) shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of such Subsidiary Guarantor under its Subsidiary Note Guarantee; (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Guarantor or any Restricted Subsidiary as a result of such transaction as having been Incurred by such Person or such Restricted Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and (iii) the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

The Successor Guarantor will succeed to, and be substituted for, and may exercise every right and power of, such Subsidiary Guarantor under this Indenture, but the predecessor Subsidiary Guarantor in the case of conveyance, transfer or lease of all or substantially all its assets will not be released from the obligation to pay the principal of and interest on the Securities.

(c)                                  Notwithstanding the foregoing, (i) any Restricted Subsidiary may consolidate with, merge into or transfer all or part of its properties and assets to the Company or any Subsidiary Guarantor and (ii) the Company may merge with an Affiliate incorporated solely for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.

(d)                                 Section 6.01 of the Indentures shall be amended by deleting the text of such Section in its entirety and replacing it with the following text:

An “Event of Default” occurs if:

(a)                                  the Company defaults in any payment of interest on any Security when the same becomes due and payable or in any payment of liquidated damages, whether or not such payment shall be prohibited by Article 10, and such default continues for a period of 30 days;

(b)                                 the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon required redemption or repurchase, upon declaration or otherwise, whether or not such payment shall be prohibited by Article 10;

(c)                                  [Intentionally Omitted];

(d)                                 [Intentionally Omitted];

(e)                                  the Company or any Restricted Subsidiary fails to comply with any of its agreements in the Securities or this Indenture (other than those referred to in (a) or (b) above) and such failure continues for 60 days after the notice specified below;

(f)                                    [Intentionally Omitted];

(g)                                 the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

(i)                                     commences a voluntary case;

(ii)                                  consents to the entry of an order for relief against it in an involuntary case;

(iii)                               consents to the appointment of a Custodian of it or for any substantial part of its property; or

(iv)                              makes a general assignment for the benefit of its creditors;

or takes any comparable action under any foreign laws relating to insolvency;

(h)                                 a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(i)                                     is for relief against the Company or any Significant Subsidiary in an involuntary case;

(ii)                                  appoints a Custodian of the Company or any Significant Subsidiary or for any substantial part of its property; or

(iii)                               orders the winding up or liquidation of the Company or any Significant Subsidiary;

or any similar relief is granted under any foreign laws and the order or decree remains unstayed and in effect for 60 days;

(i)                                     [Intentionally Omitted];

(j)                                     [Intentionally Omitted].

The foregoing shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

The term “Bankruptcy Law” means Title 11, UNITED STATES CODE, or any similar Federal or state law for the relief of debtors.  The term “Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

A Default under clause (e) above is not an Event of Default until the Trustee notifies the Company or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company and the Trustee of the Default and the Company or the Subsidiary Guarantor, as applicable, does not cure such Default within the time specified after receipt of such notice.  Such notice must specify the Default, demand that it be remedied and state that such notice is a “Notice of Default”.

The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers’ Certificate of any event which is, or with the giving of notice or the lapse of time or both would become, an Event of Default, its status and what action the Company is taking or proposes to take with respect thereto.

SECTION 3.  Waiver of Defaults and Events of Default.  Subject to clause (c) of Section 6.04 of the Indenture (to the extent it may be applicable), all Defaults and Events of Default that may exist under the Indenture at the effective date of this Supplemental Indenture are hereby waived

SECTION 4.  Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 5.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 6.  Trustee Makes No Representation.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.  The recitals and statements herein are deemed to be those of the Company and not of the Trustee.

SECTION 7.  Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 8.  Effect of Headings.  The Section headings herein are for convenience only and shall not effect the construction thereof.

SECTION 9.  This Supplemental Indenture is a Supplement to the Indenture.  This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture.

SECTION 10.  References to this Supplemental Indenture.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context otherwise requires.

SECTION 11.  Effect of This Supplemental Indenture.  The Indenture shall be deemed to be modified as herein provided, but except as modified hereby, the Indenture shall continue in full force and effect.  The Indenture as modified hereby shall be read, taken and construed as one and the same instrument.

SECTION 12.  Severability.  In the event that any provisions of this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 13.  Trust Indenture Act.  If any provisions hereof limit, qualify or conflict with any provisions of the Trust Indenture Act of 1939 (the “TIA”) required under the TIA to be a part of and govern this Supplemental Indenture, the provisions of the TIA shall control.  If any provision hereof modifies or excludes any provision of the TIA that pursuant to the TIA may be so modified or excluded, the provisions of the TIA as so modified or excluded hereby shall apply.

SECTION 14.  Effectiveness.  This Supplemental Indenture shall become effective upon execution by the Company and the Trustee.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto have caused this Supplemental Indenture to be duly executed on its behalf by its duly authorized officer as of the day and year first above written.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Robert J. McReavy
Name: Robert J. McReavy
Title: Vice President and Treasurer

ATK COMMERCIAL AMMUNITION COMPANY INC.
ATK COMMERCIAL AMMUNITION HOLDINGS COMPANY INC.
ATK MISSILE SYSTEMS COMPANY LLC
ATK ORDNANCE AND GROUND SYSTEMS LLC
ATK SPACE SYSTEMS INC.
ATK TACTICAL SYSTEMS COMPANY LLC
ATK THIOKOL INC.
ALLIANT AMMUNITION SYSTEMS COMPANY LLC
ALLIANT AMMUNITION AND POWDER COMPANY LLC
ALLIANT LAKE CITY SMALL CALIBER
AMMUNITION COMPANY LLC
ALLIANT SOUTHERN COMPOSITES COMPANY LLC
AMMUNITION ACCESSORIES INC.
COMPOSITE OPTICS, INCORPORATED
FEDERAL CARTRIDGE COMPANY
GASL, INC.
MICRO CRAFT INC.
MISSION RESEARCH CORPORATION
NEW RIVER ENERGETICS, INC.

By:	/s/ Robert J. McReavy
Name:	Robert J. McReavy
Title:	Authorized Signatory

BNY MIDWEST TRUST COMPANY, as Trustee

By:	/s/ D.G. Donovan
Name:	D.G. Donovan
Title:	Vice President

Ninth Supplemental Indenture